UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 23, 2004

Intervoice, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Texas	001-15045	75-1927578
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

17811 Waterview Parkway
Dallas, Texas 75252
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (972) 454-8000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

     On September 23, 2004, Intervoice, Inc. (“Intervoice”) issued a press release announcing certain financial results for second quarter fiscal 2005, which ended August 31, 2004, and an investigation by Intervoice’s Audit Committee of certain transactions in calendar years 2000 and 2001. The foregoing description is qualified in its entirety by reference to Intervoice’s press release dated September 23, 2004, a copy of which is attached hereto, and filed herewith, as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press release entitled “Intervoice Announces Fiscal 2005 Second Quarter Results,” dated September 23, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERVOICE, INC.
By:	/s/ David W. Brandenburg
David W. Brandenburg
Chief Executive Officer and Chairman of the Board

Date: September 23, 2004

Exhibit Index

Exhibit No.	Description
99.1	Press release entitled “Intervoice Announces Fiscal 2005 Second Quarter Results,” dated September 23, 2004